Net interest income	12 Months Ended
Dec. 31, 2019
Net interest income
Net interest income

1 Net interest income

	2019	2018	2017
	£m	£m	£m
Loans to banks - amortised cost	726	522	277
Loans to customers - amortised cost	9,795	9,993	10,409
Other financial assets	854	534	348
Interest receivable (1)	11,375	11,049	11,034

Balances with banks	319	250	175
Customer deposits: demand	282	223	99
Customer deposits: savings	771	510	445
Customer deposits: other time	203	116	179
Other financial liabilities	1,102	791	554
Subordinated liabilities	483	461	572
Internal funding of trading businesses	168	42	23
Interest payable (1)	3,328	2,393	2,047
Net interest income	8,047	8,656	8,987

Note:

(1)	Negative interest on loans is classed as interest payable and on customer deposits is classed as interest receivable.

Interest income on financial instruments measured at amortised cost and debt instruments classified as FVOCI is measured using the effective interest rate which allocates the interest income or interest expense over the expected life of the asset or liability at the rate that exactly discounts all estimated future cash flows to equal the instrument's initial carrying amount. Calculation of the effective interest rate takes into account fees payable or receivable that are an integral part of the instrument's yield, premiums or discounts on acquisition or issue, early redemption fees and transaction costs. All contractual terms of a financial instrument are considered when estimating future cash flows. Included in interest receivable is finance lease income which is recognised at a constant periodic rate of return before tax on the net investment.